UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007

APPLIED DIGITAL SOLUTIONS, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 4, 2007, Applied Digital Solutions, Inc., a Delaware corporation (“Applied Digital”), Digital Angel Corporation, a Delaware corporation and majority-owned subsidiary of Applied Digital (“Digital Angel”), and Digital Angel Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Applied Digital (the “Acquisition Subsidiary”), entered into Amendment No. 1 to Agreement and Plan of Reorganization (“Amendment No. 1”). Amendment No. 1 amends the Agreement and Plan of Reorganization (the “Merger Agreement”) dated August 8, 2007, pursuant to which the Acquisition Subsidiary will be merged with and into Digital Angel, with Digital Angel surviving and becoming a wholly-owned subsidiary of Applied Digital (the “Merger”).

Amendment No. 1 provides that the unaffiliated vote required to approve and adopt the Merger Agreement is the affirmative vote of a majority of the votes cast at the Special and Annual Meeting by holders of Digital Angel common stock, other than Applied Digital and its affiliates, rather than holders of a majority of the outstanding shares not held by Applied Digital and its affiliates. As a result, in order to complete the Merger, the holders of a majority of the outstanding shares of Digital Angel common stock and the holders of a majority of the votes cast by holders other than Applied Digital and its affiliates must approve and adopt the Merger Agreement. Since Applied Digital owned as of the record date 55.6% of the outstanding shares of common stock of Digital Angel, the first vote requirement, which meets the legal requirements of the state of Delaware, has been met.

A copy of Amendment No. 1 is attached as Exhibit 2.1 to this Current Report on Form 8-K. A copy of the Merger Agreement was previously filed on August 9, 2007 as Exhibit 2.1 to Current Report on Form 8-K.

Item 8.01 Other Events.

At the Special Meeting of Stockholders of Applied Digital held on November 27, 2007, Applied Digital adjourned the meeting to give stockholders additional time to consider the proposal relating to the increase in its number of shares of capital stock, although Applied Digital has determined it has sufficient shares to effect the merger. While the votes cast were overwhelmingly in favor of this proposal, an insufficient number of shares were voted to approve this proposal and therefore Applied Digital is adjourning the meeting to solicit additional proxies. For this purpose, the Applied Digital Special Meeting will be reconvened at 9:00 a.m., Eastern Standard Time, on December 21, 2007 at the Renaissance Boca Raton Hotel, 2000 N.W. 19th Street, Boca Raton, Florida. The record date for stockholders entitled to vote at the reconvened meeting remains September 28, 2007.

A copy of the letter to stockholders regarding the adjournment and Amendment No. 1 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	Amendment No. 1 to Agreement and Plan of Reorganization, dated as of December 4, 2007, by and among Applied Digital Solutions, Inc., Digital Angel Corporation and Digital Angel Acquisition Corp.

99.1 Letter to stockholders dated December 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.
Date: December 4, 2007	By:	/s/ Lorraine M. Breece

	Name:	Lorraine M. Breece
	Title:	Senior Vice President and Acting Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Reorganization, dated as of December 4, 2007, by and among Applied Digital Solutions, Inc., Digital Angel Corporation and Digital Angel Acquisition Corp.
99.1	Letter to stockholders dated December 4, 2007.